U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                         SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.    )

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[  ]  Definitive Proxy Statement
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[  ]  Soliciting Material Pursuant to   240.14a-11(c) or   240.14a-12

                       5G WIRELESS COMMUNICATIONS, INC.
                        (Name of Company in Its Charter)

                   ___________________________________________
 (Name of Person(s) Filing Proxy Statement, if Other Than the Company)

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on which the filing fee is calculated and state how it was
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5G Wireless Communications, Inc.
4136 Del Rey Avenue
Marina Del Rey, California 90292

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON THURSDAY, JULY 21, 2005

Notice is hereby given that the Annual Meeting of shareholders of 5G Wireless Communications, Inc., a Nevada corporation ("Company"), will be held on Thursday, July 21, 2005, at the executive offices of the Company located at 4136 Del Rey Avenue, Marina Del Rey, California 90292 at 10:00 a.m. (PDT) for the following purposes:

1. To elect the following six (6) nominees as directors of the Company until the next Annual Meeting of shareholders and until their respective successors shall be elected and qualified: Jerry Dix, Don Boudewyn, Phil E. Pearce, Stanley A. Hirschman, Murray H. Williams, and Kirk Haney;

2. To approve a ratification of the decision by the Company's Audit Committee to retain Squar, Milner, Reehl & Williamson, LLP as the
Company's independent registered accounting firm for the fiscal year that commenced on January 1, 2005;

3. To approve the filing of a Form N-54C with the Securities and Exchange Commission (Notification of Withdrawal of Election to be Subject to Sections 55-65 of the Investment Company Act of 1940), which would terminate the Company's status as a business development company (BDC); and

4. To consider on any other matter that properly may come before the meeting or any adjournment thereof.

Shareholders of record as the close of business on June 20, 2005 are entitled to vote at the meeting or any postponement or adjournment thereof.

Please review the voting options on the attached proxy card and submit your vote promptly. If you attend the Annual Meeting, you may revoke your Proxy and vote in person if you desire to do so, but attendance at the Annual Meeting does not itself serve to revoke your Proxy. Copies of the Company's Annual Report for its fiscal year ended December 31, 2004 and for the quarter ended on March 31, 2005 will be provided on request or you may obtain a copy online from the Securities and Exchange Commission Website at www.sec.gov. ("Search for Company Filings").


By order of the Board of Directors
June 3, 2005


/s/  Don Boudewyn
Don Boudewyn, Secretary


                              PROXY STATEMENT

                      5G Wireless Communications, Inc.
                           4136 Del Rey Avenue
                      Marina Del Rey, California 90292

This Proxy Statement is being furnished to shareholders at the direction and on behalf of the board of directors of 5G Wireless Communications, Inc., a Nevada corporation ("Company"), for the purpose of soliciting proxies for use at the Annual Meeting of Shareholders of the Company to be held on Thursday, July 21, 2005 at 4136 Del Rey Avenue, Marina Del Rey, California 90292 at 10:00 a.m.
(PDT). The shares represented by the proxy will be voted in the manner specified in the proxy. To the extent that no specification is made as to the proposals set forth in the notice of meeting accompanying this Proxy Statement, the proxy will be voted in favor of such proposals. However, any proxy given pursuant to this solicitation may be revoked at any time before it is exercised by giving written notice of such revocation to the Secretary of the Company, by appearing at the meeting and voting in person or by submitting a later dated proxy. Neither attendance at the meeting nor voting at the meeting will revoke the proxy. A revocation that is not timely received will not be taken into account, and the original proxy will be counted.

Shareholder proposals must be submitted to the Company not later than June 1, 2006 in order to be included in those matters considered at the next Annual Meeting of the Company to be held in July 2006. The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying Proxy is being borne by the Company. Brokers, dealers, banks, or voting trustees, and their nominees, are requested to forward soliciting materials to the beneficial owners of shares and will be reimbursed for their reasonable expenses. This Proxy Statement and accompanying proxy will be mailed to shareholders on or about June 25, 2005.

                               VOTING SECURITIES

The record date of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders is the close of business on June 20, 2005. On June 8, 2005, the Company had issued and outstanding 956,947,669 shares of $0.001 par value common stock and 3,000,000 shares of Series A preferred stock (each share of which is presently convertible into 800 shares of common stock). Each holder of common stock will be entitled to one (1) vote for each share of common stock held by such shareholder, and each holder of Series A preferred stock will be entitled to eight hundred (800) votes for each share of preferred stock held by such shareholder on any matter that may properly come before the meeting; there will be no cumulative voting right on any shares.

The presence at the meeting, in person or by proxy, of the holders of a majority of the voting power as set forth above outstanding on the record date will constitute a quorum at the meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum but will not be voted. Broker non-votes will not be counted in determining the presence of a quorum and will not be voted.

All matters to be voted on require an affirmative vote of a majority of the votes present at the meeting. Pursuant to applicable Nevada law, there are no dissenter's rights relating to the matters to be voted on.

                                STOCK OWNERSHIP

The following table sets forth information regarding the beneficial ownership of shares of the Company's common stock as of June 8, 2005 (956,947,669 issued and outstanding) and Series A Preferred Stock as of that date (3,000,000 issued and outstanding) by
(i) all stockholders known to us to be beneficial owners of more than 5% of the outstanding common stock; and (ii) all officers and directors of the Company, individually and as a group (except as otherwise noted, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them):

Title of Class  Name and Address         Amount and Nature    Amount and Nature
                of Beneficial Owner       of Beneficial          Class (2)
                                             Owner (1)

Common Stock    Jerry Dix                   47,275,350 (3)         4.94%
                4136 Del Rey Avenue
                Marina Del Rey, Ca 90292

Common Stock    Don Boudewyn                30,419,161 (4)         3.18%
                4136 Del Rey Avenue
                Marina Del Rey, Ca 90292

Common Stock    Phil E. Pearce                       0             0.00%
                4136 Del Rey Avenue
                Marina Del Rey, Ca 90292

Common Stock    Stanley A. Hirschman                 0             0.00%
                4136 Del Rey Avenue
                Marina Del Rey, Ca 90292

Common Stock    Murray H. Williams
                4136 Del Rey Avenue
                Marina Del Rey, Ca 90292             0             0.00%

Common Stock    Kirk Haney
                4136 Del Rey Avenue
                Marina Del Rey, Ca 90292             0             0.00%

Common Stock    All Directors and Executive  77,694,511            8.12%
                Officers as a
                Group (6 persons)

Series A
Preferred
Stock           Jerry Dix
                4136 Del Rey Avenue
                Marina Del Rey, Ca 90292      1,800,000           60.00%

Series A
Preferred
Stock           Don Boudewyn
                4136 Del Rey Avenue
                Marina Del Rey, Ca 90292      1,200,000           40.00%

Series A
Preferred
Stock           All Directors and
                Executive Officers as a
                Group (2 persons)             3,000,000 (5)      100.00%

(1) None of these security holders has the right to acquire any amount of the shares within sixty days from options, warrants, rights, conversion privilege, or similar obligations

(2) Applicable percentage ownership of common stock is based on 956,947,669 shares issued and outstanding on June 8, 2005 divided by the total common stock for each beneficial owner. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or convertible or exchangeable into such shares of common stock held by that person that are currently exercisable, or exercisable within 60 days, are included.

(3) All shares held by Jerry and Karen Dix, joint tenants with right of survivorship, except for 106,666 shares held by Market Force, Inc. of which Mr. Dix and Steven Lipman have shared voting and investment control.

(4)  Of the total, 1,184,523 shares are held by Wireless Xstream
Technologies Ltd., which is controlled by Mr. Boudewyn.

(5) The Series A Preferred Stock, issued on October 7, 2004, is convertible after three years following its issuance, providing the holder is still employed by the Company. There are no other plans or arrangements to issue any additional Series A Preferred Stock at this time.

                             EXECUTIVE COMPENSATION

                            Summary Compensation Table



                           Annual compensation                      Long-term Compensation
                                                                 Awards           Payouts
Name and                                  Other           Restricted   Securities
principal                                 annual            stock     underlying       LTIP    All other
position       Year     Salary   Bonus   compensation     award(s)    options/SARs(1) payouts compensation
                          ($)     ($)       ($)             ($)           (#)           ($)       ($)
Jerry Dix,     2004     136,800    -     159,800(1)          -             -             -         -
CEO            2003     216,000    -        -                -             -             -         -
               2002     144,000    -     792,144(2)          -             -             -         -

Don Boudewyn,  2004      91,700    -      88,200(3)          -             -             -         -
EVP            2003     144,000    -        -                -             -             -         -
               2002     108,000    -      62,000(4)          -             -             -         -

Brian Corty,   2004      63,700    -      59,200(5)          -             -             -         -
               2003     168,000    -        -                -             -             -         -
               2002     120,000    -     792,144(6)          -             -             -         -


(1)  During 2003 and 2002, Mr. Dix was paid $47,300 and $60,700, respectively, and had an accrued balance of $293,300 at December
31, 2003, which was paid by the restricted shares issued for accrued salaries valued at this amount.

(2) Value of stock compensation received by Mr. Dix per a consulting agreement dated February 6, 2002.

(3)  During 2003 and 2002, Mr. Boudewyn was paid $19,350 and
25,500, respectively, and had an accrued balance of $262,650 at December 31, 2003, which was paid by the restricted shares issued for accrued salaries valued at this amount.

(4) Value of stock compensation received by Mr. Boudewyn per a consulting agreement dated February 6, 2002.

(5) Mr. Corty joined the Company in January 2002 and resigned on September 23, 2004. During 2003 and 2002, Mr. Corty was paid $83,590 and $68,044, respectively, and had an accrued balance of $156,322 at December 31, 2003, which was paid by the restricted shares issued for accrued salaries valued at this amount.

(6) Value of stock compensation received by Mr. Corty per a consulting agreement dated February 6, 2002.

None of the other current or former officers or directors of the Company have received compensation exceeding $100,000 over the past three fiscal years.

Employment Agreements.

     (a) On February 1, 2002, the Company entered into an employment agreement with Mr. Dix pursuant to which he is employed as our chief executive officer at a monthly base salary of $12,000 for a term of three years. Pursuant to the terms of the agreement, Mr. Dix's base monthly salary will increase to $18,000 in year two and $25,000 in year three. The Company's board of directors will review Mr. Dix's pay annually and may, in its sole discretion, grant an increase as it deems appropriate. Mr. Dix is also eligible to receive an incentive bonus in the sole discretion of our board of directors. In addition, Mr. Dix is eligible to receive an annual performance bonus of up to 80% of his base annual salary; provided, however, if he achieves 100% completion of his performance objectives, he is entitled to receive at least 75% of the performance bonus or 60% of his annual salary. If we terminate Mr. Dix without cause (as defined in the agreement), Mr. Dix is entitled to receive severance pay equal to the sum of the remaining amounts owed under the agreement.

     (b) On February 1, 2002, the Company entered into an employment agreement with Mr. Boudewyn pursuant to which he is employed as our vice president, market development, at a monthly base salary of $7,000 for a term of three years. The Company's board of directors will review Mr. Boudewyn's pay annually and may, in its sole discretion, grant an increase as it deems appropriate. Mr. Boudewyn is also eligible to receive an incentive bonus in the sole discretion of our board of directors. In addition, Mr. Boudewyn is eligible to receive an annual performance bonus of up to 80% of his base annual salary; provided, however, if he achieves 100% completion of his performance objectives, he is entitled to receive to at least 75% of the performance bonus or 60% of his annual salary. If we terminate Mr. Boudewyn without cause (as defined in the agreement), Mr. Boudewyn is entitled to receive severance pay equal to the sum of the remaining amounts owed under the agreement.

     (c) On April 1, 2002, the Company amended Mr. Boudewyn's agreement to change his title to executive vice president and chief operations officer and to increase his monthly base salary to $9,000 commencing on April 1, 2002. Under this amendment, Mr. Boudewyn's base monthly salary will increase to $12,000 in year two and $15,000 in year three. Currently, Mr. Boudewyn is the executive vice president, secretary/treasurer and principal financial officer of the Company.

Other Compensation.

     (a) There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of the Company in the event of retirement at normal retirement date as there was no existing plan as of December 31, 2004 provided for or contributed to by the company.

     (b) With the exception of director compensation, no remuneration is proposed to be paid in the future directly or indirectly by the Company to any officer or director. Our independent directors, under their agreements with the Company (see
Exhibit 10.3), receive $3,000 per month ($36,000 per year).

                            ELECTION OF DIRECTORS

Directors and Executive Officers.

     The names, ages, and respective positions of the directors and executive officers of the Company are set forth below. The directors named below will serve until the next annual meeting of our stockholders or until their successors are duly elected and have qualified. Directors are elected for a term until the next annual stockholders' meeting. Officers will hold their positions at the will of the board of directors, absent any employment agreement, of which none currently exist or are contemplated.

     There are no family relationships between any two or more of our directors or executive officers. There are no arrangements or understandings between any two or more of our directors or executive officers. There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current board of directors. There are also no arrangements, agreements or understandings between non-management shareholders that may directly or indirectly participate in or influence the management of our affairs. There are no other promoters or control persons of the Company. There are no legal proceedings involving the executive officers or directors of the Company.

(a)  Jerry Dix, President/Chief Executive Officer/Director.

     Mr. Dix, age 59, has been in the wireless industry since 1994 and was a pioneer in the pre-paid cellular industry with Globalwise Communications and Prepaid Technologies. In 1995, Dix and his partner launched PrePay Technologies, a wholly owned subsidiary of Globalwise Communications. PrePay Technologies was developed with proprietary technology that enabled PrePay Technology to deliver a prepaid wireless platform as a re-seller for AirTouch in San Diego, California. In 1996, Mr. Dix helped found Satellite Control Technologies, a publicly traded company with patented one and two-way paging technologies, where he worked until being named president and chief executive officer of the Company in January 2002. Mr. Dix helped develop and launch the AlphaTrak locating and control system that utilizes this patented technology combined with GPS technology to locate assets in North America.

(b)  Don Boudewyn, Executive Vice President/Secretary/Treasurer/Director.

     Mr. Boudewyn, age 40, has held his current position with the Company since January 2002. He has held various positions with the Company, including president and vice president of international sales since founding the Company in 2000. From October 1998 to October 2000, Mr. Boudewyn served as a major account executive and business development manager for Celterra Vancouver Ltd., where he was responsible for sales, marketing and business development strategies for a national fiber optic network. Prior to his experience in the communications arena, Mr. Boudewyn worked in real estate from July 1986 to October 1998. He graduated from the British Columbia Institute of Technology with a Bachelor of Arts degree in sales and marketing management. He is also a graduate of the UCLA Director Training & Certification Program.

(c)  Phil E. Pearce, Director.

     Mr. Pearce, age 76, has been an independent business consultant with Phil E. Pearce & Associates and Chairman of Financial Express Corporation since 1990. Prior to this, Mr. Pearce was senior vice president and a director of E.F. Hutton, and was chairman of the board of governors of the National Association of Securities Dealers, where he was closely involved in the formation of the NASDAQ Stock Market. He had also been a governor of the New York Stock Exchange and a member of The Advisory Council to the United States Securities and Exchange Commission on the Institutional Study of the Stock Markets. Mr. Pearce is a graduate of the University of South Carolina and the Wharton School of Investment Banking at the University of Pennsylvania. He was appointed to the Company's board of directors on October 4, 2004.

(d)  Stanley A. Hirschman, Director.

     Mr. Hirschman, age 58, is president of CPointe Associates, Inc., an executive management consulting firm that specializes in solutions for companies with emerging technology-based products and is well-versed in the challenges of regulated corporate governance. He is also chairman of the board of Bravo Foods International (a public company), former chairman of Mustang Software and a former director of Imaging Diagnostic Systems, Inc., Aqua-Wellington Funds and ObjectSoft Corporation. While at Mustang Software, Mr. Hirschman took a hands-on role in the planning and execution of the strategic initiative resulting in the acquisition of the company by Quintus Corporation. Prior to establishing CPointe Associates in 1996, he was vice president of operations, Software Etc., Inc., a 396-retail store software chain. He also held senior executive management positions with T.J. Maxx, Gap Stores and Banana Republic. He was appointed to the Company's board of directors on September 23, 2004.

(e)  Murray H. Williams, Director.

     Mr. Williams, age 34, is the co-founder of Brand Shopping Network, Inc., a shopping service that started in 2001. In this position, he has written the business plan and created five-year projections and successfully completed a reverse merger into a public shell. Prior to that, Mr. Williams was one of the founding members of Buy.com, Inc., where he created, developed and managed the finance, business development, legal and human resource departments. Between 1998 and 2001, he developed the finance, legal, business development and HR departments. Prior to joining Buy.com, he was employed with KPMG Peat Marwick, LLP from 1993 through 1998, and last served as a manager in their assurance practice. Mr. Williams managed a team of over 20 professionals specializing in financial services with an emphasis on public offerings, private financings and mergers/acquisitions. He was appointed to the Company's board of directors on November 8, 2004.

(f)  Kirk Haney, Director.

     Mr. Haney, age 33, works in Global Business Development for Cisco Systems, Inc. where he was instrumental in creating Cisco's global security sales strategy. In addition to leading several of Cisco's enterprise and advanced technology sales and engineering teams, he has also been an advisor to Cisco's Corporate Business Development team on various investment and acquisition candidates. Prior to his Cisco experience, which began in 1999, Mr. Haney held senior management positions in sales, marketing and business development for 3Com Corporation and ArrowPoint Communications (acquired by Cisco). He holds a Bachelor of Arts degree in political science from California State University, Long Beach, and an MBA degree from Pepperdine University. Mr. Haney was appointed to the Company's board of directors on October 27, 2004.

Certain Relationships and Related Transactions.

     During the last two fiscal years there have not been any relationships, transactions, or proposed transactions to which the Company was or is to be a party, in which any of the directors, officers, or 5% or greater shareholders (or any immediate family thereof) had or is to have a direct or indirect material interest, other than as set forth below.

     (a) During 2002 and 2003, the Company used the credit of Service Group, which is a personal company of Mr. Dix, to help the Company purchase equipment.

     (b) On July 4, 2003, the Company entered into an employment agreement with Peter Trepp pursuant to which he was employed as our president and chief operating officer at a base annual salary of $150,000 for a term of three years. Pursuant to the terms of the agreement, Mr. Trepp received a signing bonus of 432,080 shares of our common stock. This agreement terminated upon Mr. Trepp's resignation on May 1, 2004.

     (c) On August 4, 2003 the Company issued 2,325,000 shares to Brian Corty for expenses incurred by the employee on behalf of the Company and on September 2, 2003 it issued 2,500,000 shares to Mr. Corty in partial settlement of accrued liabilities.

     (d) The Company agreed to terms with four investors, in the third quarter of 2003, one of which was the then president of the Company, Peter Trepp, to loan the company a total of $135,000 under subordinated promissory notes. For further details on these loans, please see "Management's Discussion and Analysis of Financial
Condition and Results of Operations - Liquidity and Capital Resources."

     (e) In March 2004, the Company borrowed $250,000 under convertible notes payable, of which $100,000 came from management or individuals related to certain management personnel ($50,000 came from Mr. & Mrs. Trepp, Mr. Trepp being the former president, $25,000 from Paul Zygielbaum, a former employee of the Company, and $25,000 from Thomas Janes, who is the father in law of Donald Boudewyn, the Company's executive vice president). For further details on these loans, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources."

     (f) In March 2004, the Company issued 1,000,000 restricted shares of common stock to Mr. Corty, a former director, for expenses incurred on behalf of the Company in the amount of $23,950.

     (g) On June 30, 2004 and September 30, 2004, the Company issued a total of 2,255,220 shares of common stock to Mr. Corty for accrued salaries for 2002, 2003 and 2004.

     (h) On September 29, 2004, the Company's board of directors appointed Stanley A. Hirschman as an independent board member. Mr. Hirschman owns a one-half percent interest in Redwood Capital
Management, which is the management company for the investors in the $2,000,000 convertible notes described above.

     (i) On October 4, 2004, the Company's board of directors appointed Phil E. Pearce as an independent board member. Mr. Pearce owns a one-half percent interest in Redwood Capital Management, which is the management company for the investors in the $2,000,000 convertible notes described above.

     (j) On October 6, 2004 the Company's Compensation Committee granted and the Company issued Series "A" convertible preferred shares ("Convertible Preferred Stock") to Mr. Dix and Mr. Boudewyn totaling 3,000,000. Each share of Convertible Preferred Stock is convertible initially at the rate of 800 shares of common stock for each full share of convertible preferred stock. Each share of outstanding Series A Convertible Preferred Stock entitles the holder thereof to vote on each matter submitted to a vote of the stockholders of the Company and to have the number of votes equal to the number (including any fraction) of shares of common stock into which such share of Convertible Preferred Stock is then convertible pursuant to the provisions hereof at the record date for the determination of shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders becomes effective. The preferred shares are convertible after three years from issuance. See Exhibit 4.17.

     A third party conducted an evaluation prior to the issuance and concluded that the value of the preferred shares was $200,000, $50,000 of which was expensed for the year ended December 31, 2004. The difference of $150,000 is carried as unearned compensation in the Consolidated Statement of Stockholders' Deficit.

     The following provides a summary of some of the other terms of the preferred shares:

     - All shares of Convertible Preferred Stock shall rank prior to all of the Company's common stock, both as to payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

     - In the event of any dividend or other distribution payable in cash, securities or other property, each holder of shares of Convertible Preferred Stock shall be entitled to receive payment or distribution of such dividend.

     - In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Company, the holders of shares of any series of preferred stock, has a priority on liquidation superior to that of the Convertible Preferred Stock.

     - The shares of Convertible Preferred Stock are not redeemable, however the Company from time to time may increase the conversion rate by any amount for any period of time if the period is at least 20 days and if the increase is irrevocable during the period whenever the conversion rate is to be so increased.

     - The Company will pay any and all issue or other taxes that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of the Convertible Preferred Stock. The Company will not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock (or other securities or assets) in a name other than that which the shares of Convertible Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of such tax or has established, to the satisfaction of the Company, that such tax has been paid.

     (k) During the year ended December 31, 2004, the Company issued a total of 33,660,001 restricted shares of common stock to Mr. Dix for accrued salaries for 2002, 2003 and 2004.

     (l) During the year ended December 31, 2004, the Company issued a total of 28,234,638 restricted shares of common stock to Mr.
Boudewyn for accrued salaries for 2002, 2003 and 2004.

     For each of the transactions noted above, the transaction was negotiated, on the part of the Company, on the basis of what is in the best interests of the Company and its shareholders. In addition, in each case the interested affiliate did vote in favor of the transaction; however, the full board of directors did make the determination that the terms in each case were as favorable as could have been obtained from non-affiliated parties.

     Certain of our directors are engaged in other businesses, either individually or through corporations in which they have an interest, hold an office, or serve on a board of directors. As a result, certain conflicts of interest may arise between the Company and such directors. The Company will attempt to resolve such conflicts of interest in our favor.

Compliance with Section 16(a) of the Securities Exchange Act.

     Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who beneficially own more than 10% of any class of the Company's equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and beneficial owners of more than 10% of any class of the Company's equity securities are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

     Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d) during fiscal 2004, and certain written representations from executive officers and directors, the Company is aware of the following required reports that have not been timely filed: (a) Form 4's to cover restricted shares of common stock issued to Mr. Dix on May 2, 2004, June 30, 2004, September 30, 2004, and December 31, 2004, and a Form 4 to cover restricted shares of Series A Convertible Preferred Stock issued to Mr. Dix on October 7, 2004, and a Form 5 by Mr. Dix to cover these Form 4 issuances (the Form 5 has been filed with the SEC;
(b) Form 4's to cover restricted shares of common stock issued to Mr. Boudewyn on May 2, 2004, June 30, 2004, September 30, 2004, and December 31, 2004, a Form 4 to cover restricted shares of Series A Convertible Preferred Stock issued to Mr. Boudewyn on October 7, 2004, and a Form 5 by Mr. Boudewyn to cover these Form 4 issuances (the Form 5 has been filed with the SEC); (c) Form 3's to cover appointment to the board of directors by Messrs Pearce. Hirschman, Williams and Haney (the Form 3's have been filed with the SEC).
Other than this, the Company is unaware of any other required reports that were not timely filed.

Code of Ethics.

     The Company has adopted a code of ethics that applies to its board of directors, principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics in general prohibits any officer, director or advisory person of the Company from acquiring any interest in any security which the Company (i) is considering a purchase or sale thereof, (ii) is being purchased or sold by the Company, or (iii) is being sold short by the Company. These persons are required to advise us in writing of his or her acquisition or sale of any such security.

Committees of the Board of Directors.

(a)  Audit Committee.

     The Company's audit committee consists of Messrs. Williams, Pearce, Hirschman, and Haney, all being independent directors. The audit committee has adopted a written charter (a copy of which is attached to this proxy statement). Mr. Williams has been designated the Audit Committee's "financial expert" in compliance with Item 401(e) of Regulation S-B. The Company had no meetings of this committee in 2004.

     The primary responsibility of the Audit Committee is to oversee our financial reporting process on behalf of the Company's board of directors and report the result of their activities to the board. Such responsibilities include, but are limited to, the selection, and if necessary the replacement, of the Company's independent auditors, review and discuss with such independent auditors (i) the overall scope and plans for the audit, (ii) the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risks, and legal and ethical programs, and (iii) the results of the annual audit, including the financial statements to be included in our annual report on Form 10-KSB.

     The Company's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the audit committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis.

(b)  Nominating Committee.

     The members of the Company's Nominating Committee are Messrs. Pearce and Hirschman, both independent directors. The Nominating Committee has responsibility to: (a) actively seek individuals qualified to become members of the board of directors; (b) from time to time recommend individuals for appointment as directors by the board of directors; (c) set the number of directors that shall constitute the whole board of directors; (d) nominate directors for approval by stockholders at an annual meeting of stockholders or special meeting of stockholders; (e) recommend to the full board of directors the establishment, charter and membership of the various committees of the board of directors; (f) annually evaluate the performance and function of this Nominating Committee; (g) acting with sole authority, retain and terminate any consulting or search firm to be used to identify director candidates, including the sole authority to approve the firm's fees and other retention terms; and
(h) annually, review and update its own charter for consideration by the board of directors. The Company had no meetings of this committee in 2004.

     There are no specific, minimum qualifications that must be met by a Nominating Committee recommended nominee for a position on the Company's board of directors. In addition, there are no specific qualities or skills that the Nominating Committee believes are necessary for one or more of the Company's directors to possess.

     The nominating committee does not have any policy with regard to the consideration of any director candidates recommended by security holders. The Company's board of directors feels that it is appropriate for the Company not to have such a policy since the Company will consider director candidates recommended by security holders anyway and will treat them the same as other recommendations for the board. Security holders wishing to submit such recommendation must put them in writing, addressed to the Company's Secretary, Don Boudewyn.

     The nominating committee's process for identifying and evaluating nominees for director, including any recommended by security holders, involves reviewing recommendations among the members and interviewing certain prospective candidates. There are no differences between in the manner in which the committee evaluates nominees based on whether it is recommended by security holders or not.

     The nominees for director were recommended to the nominating committee by Messrs. Dix and Hirschman. The Nominating Committee does not have a charter.

(c)  Compensation Committee.

     The Company's Compensation Committee consists of Messrs. Williams, Pearce, Hirschman, and Haney, all independent directors. The Compensation Committee has responsibility with respect to reviewing and overseeing the Company's compensation to directors and officers of the Company, including the issuance of any stock to these individuals, reports the results of its activities to the full board of directors. The Company had one meeting of this committee in 2004.

(d)  Governance Committee.

     The members of the Company's Governance Committee are Messrs. Dix, Boudewyn, Pearce, and Hirschman, two of which are independent. The Governance Committee provides guidance and direction regarding the governance and operation of the Company and assistance to the board of directors in fulfilling the board of director's responsibilities relating to good governance and management. The Company had no meetings of this committee in 2004.

(e)  Investment Committee.

     The members of the Company's Investment Committee are Messrs. Williams, Pearce, Hirschman, and Haney, all being independent directors of the Company. The Investment Committee has responsibility with respect to reviewing and overseeing the Company's contemplated investments and portfolio companies and investments on behalf of the Board and reports the results of its activities to the full board of directors. Such Investment Committee has the ultimate authority for and responsibility (i) to evaluate and recommend investments, and (ii) review and discuss with management (a) the performance of portfolio companies, (b) the diversity and risk of the Company's investment portfolio, and, where appropriate, make recommendations respecting the role or addition of portfolio investments and (c) all solicited and unsolicited offers to purchase portfolio companies. The Company had no meetings of this committee in 2004.

Meetings of the Board of Directors.

     During the fiscal year ended December 31, 2004, the total number of meetings of the board of directors held was seven. None of the incumbent directors of the Company attended less than 75% of the total meetings. The board of directors also took action during that year by unanimous written consent on 34 occasions.

     The Company does not have a policy with regard to board members' attendance at annual meetings. The Company did not have an annual meeting last year.

Communications to the Board of Directors.

     The Company's board of directors does provide a process for security holders to send communications to the board of directors. Security holders can send communications to the Company's Secretary, Don Boudewyn; such communications will then be forwarded to the rest of the board of directors for review and discussion.

            INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Squar, Milner, Reehl & Williamson, LLP of Newport Beach, California issued the report for the Company's audited financial statements for the fiscal year ended December 31, 2004; Carter & Balsam of Sherman Oaks, California issued the report for the fiscal year ended December 31, 2003.

Audit Fees.

     The aggregate fees billed for each of the last two fiscal years for professional services rendered by Squar, Milner, Reehl & Williamson, LLP and Carter & Balsam (collectively, "Accountants") for the audit of our annual financial statements, and review of financial statements included in the company's Form 10-QSB's: 2004: $67,000; and 2003: $40,000.

Audit-Related Fees.

     The aggregate fees billed in each of the last two fiscal years for assurance and related services by the Accountants that are reasonably related to the performance of the audit or review of our financial statements and are not reported under Audit Fees above: $0.

Tax Fees.

     The aggregate fees billed in each of the last two fiscal years for professional services rendered by the Accountants for tax compliance, tax advice, and tax planning: 2004: $9,000; and 2003: $17,400.

All Other Fees.

     The aggregate fees billed in each of the last two fiscal years for products and services provided by the Accountants, other than the services reported above: $0.

     Representatives of Squar, Milner, Reehl & Williamson, LLP are not expected to be present at the annual meeting. This firm will have the opportunity to make a statement if they desire to do so. Finally, representatives of this firm are not expected to be available to respond to appropriate questions.

     The Company's Audit Committee has already appointed Squar,
Milner, Reehl & Williamson, LLP as the independent registered accounting firm for the fiscal year that commenced on January 1, 2005. The board of directors of the Company recommends a vote FOR a ratification of the decision to retain Squar, Milner, Reehl &
Williamson, LLP for the fiscal year then commenced.

                PROPOSED FILING OF  FORM N-54C WITH THE
                  SECURITIES AND EXCHANGE COMMISSION
                     TO WITHDRAW ELECTION TO BE A
                  BUSINESS DEVELOPMENT COMPANY (BDC)

     On June 3, 2005, the Company's board of directors unanimously determined that it would be in the best interests of the Company and its shareholders to seek shareholder approval, at the upcoming annual meeting of shareholders for the Company, to file a Form N-54C (Notification of Withdrawal of Election to be Subject to Sections 55-65 of the Investment Company Act of 1940) with the Securities and Exchange Commission. If approved and filed, this action would terminate the Company's status as a business development company
(BDC) under the Investment Company Act of 1940. Shareholder approval is sought to file this election withdrawal as soon as a registration statement is filed with the SEC to register shares to be issued to Longview Fund, Longview Equity Fund and Longview International Equity Fund as required by the terms of the convertible debentures issued by the Company to the Longview Funds. Under the terms of those debentures, the Company is obligated to issue registered shares in conversion of any portion of the convertible debentures unless shares may be issued under the 1-E exemption available to a BDC. In order to avoid a default under the convertible debentures, the Company will file the termination of the BDC status as soon as the registration statement for the shares underlying the Longview funds' convertible debentures is declared effective by the SEC. The company would continue as a full reporting public company under the Securities
Exchange Act of 1934 after the termination of the election.   It is
the opinion of the board of directors that the costs of continuing the BDC election outweigh its advantages for the current plan of business of the Company.

     The board of directors of the Company recommends a vote FOR the filing of a Form N-54C with the Securities and Exchange Commission.


By order of the Board of Directors
June 3, 2005


/s/  Don Boudewyn
Don Boudewyn, Secretary


                                    P R O X Y
                        5G WIRELESS COMMUNICATIONS, INC.
           Annual Meeting of Shareholders To Be Held July 21, 2005

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Don Boudewyn as proxy of the undersigned, with full power of substitution, and hereby authorizes him to represent and to vote at the Annual Meeting of Shareholders of 5G Wireless Communications ("Company") to be held on July 21, 2005, as designated below, all of the common stock of the Company held of record by the undersigned on June 20, 2005, at 4136 Del Rey Avenue, Marina Del Rey, California 90292 at 10:00 a.m. (PDT), for matters that properly may come before the meeting or any adjournment thereof.

1.  ELECTION OF DIRECTORS (circle one):

      FOR                                        WITHHOLD AUTHORITY
all nominees listed below                 to vote for all nominees listed below

Jerry Dix

Don Boudewyn

Phil E. Pearce

Stanley A. Hirschman

Murray H. Williams

Kirk Haney

2. TO APPROVE A RATIFICATION OF THE DECISION BY THE COMPANY'S AUDIT COMMITTEE TO RETAIN SQUAR, MILNER, REEHL & WILLIAMSON, LLP AS THE
COMPANY'S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE FISCAL YEAR THAT COMMENCED ON JANUARY 1, 2005; (circle one):

FOR                              AGAINST                              ABSTAIN


2. TO APPROVE THE FILING OF A FORM N-54C WITH THE SECURITIES AND EXCHANGE COMMISSION (NOTIFICATION OF WITHDRAWAL OF ELECTION TO BE SUBJECT TO SECTIONS 55-65 OF THE INVESTMENT COMPANY ACT OF 1940), WHICH WOULD TERMINATE THE COMPANY'S STATUS AS A BUSINESS DEVELOPMENT COMPANY (BDC) (circle one):

FOR                              AGAINST                              ABSTAIN

     This proxy will be voted as specified. IF NO SPECIFICATION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE. The undersigned hereby acknowledges receipt of the Notice of Annual
Meeting of Shareholders of the Company to be held on July 21, 2005 and the Proxy Statement of such meeting.


Dated: ______________, 2005
__________________________________________________
              (Signature of Shareholder)

Note: Please sign exactly as name appears on stock certificate (as indicated on reverse side). All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized person. If a partnership, please sign in partnership name by a partner.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                           AUDIT COMMITTEE CHARTER

POLICY

     The audit committee shall provide assistance to the board of directors in fulfilling its oversight responsibilities by reviewing the financial reports and related financial information provided by the Corporation to governmental agencies or the general public, the Corporation's system of internal controls and the effectiveness of its control structure, the Corporation's compliance with designated laws and regulations, and the Corporation's accounting, internal and external auditing and financial reporting processes. In discharging its responsibilities, the audit committee shall:

1. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system;

2. Review and evaluate the audit procedures and results of the Corporation's independent auditor and general auditor;

3.  Approve, engage and terminate the independent auditor;

4. Review and evaluate the independent auditor's qualifications, performance and independence;

5. Review, evaluate and approve any non-audit services the independent auditor may perform for the Corporation and disclose such approved non-auditor services in periodic reports to stockholders;

6. Maintain free and open means of communication between the board of directors, the independent auditor, the general auditor, and the management of the Corporation;

7. Maintain free and open means of communication between employees and the audit committee for the processing of complaints received by the Corporation regarding questionable accounting or auditing matters, including suspicions of fraudulent activity;

8. At least annually, review and update this charter for consideration by the board of directors and perform an evaluation of the audit committee performance and function.

                               ORGANIZATION

     The members of the audit committee shall be appointed by the board of directors and may be removed by the board of directors. The audit committee may consult or retain its own outside legal, accounting or other advisors and shall determine the degree of independence from the Corporation required from said advisors. The audit committee shall meet at least four times per year and report directly to the full board any issues that arise with respect to the quality and integrity of the Corporation's general financial performance and reporting and regulatory compliance. The audit committee may also meet periodically by itself to discuss matters it determines require private audit committee or board of directors' attention. Further, the audit committee shall meet separately with management, with the general auditor and with the independent auditor. The presence of not less than one-half of the members of the audit committee at a meeting, either in person or by conference telephone, shall be a quorum to transact business.

                                QUALIFICATIONS

     The audit committee shall be composed entirely of independent directors, determined by the board of directors under guidelines established from time to time by the Board of Directors and its Nominating Committee. The members of the audit committee, as determined by the board of directors, shall also meet the independence and financial expertise requirements of the rules promulgated by the Securities and Exchange Commission and the various exchanges on which the stock of the Corporation is listed and traded from time to time.

                              INDEPENDENT AUDITORS

     The independent auditor shall be engaged by and accountable to the audit committee and the board of directors. The audit committee shall have the sole authority to engage and terminate the independent auditor, to review with the independent auditor the nature and scope of any disclosed relationships or professional services including all audit engagement fees and terms, and to take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditor. The audit committee shall also set clear policies and standards relating to the Corporation's hiring of employees or former employees of the independent auditor to ensure continued independence throughout.

     The audit committee shall, on an annual basis, obtain from the independent auditor a written disclosure delineating all of its relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

     Additionally, the audit committee will obtain and review a report of the independent auditor describing its internal quality-control procedures, material issues raised by the most recent internal quality-control review of the independent auditor or an inquiry or investigation by a governmental authority involving one or more audits carried out by the independent auditor in the preceding five years and any steps or procedures taken to deal with any such issues. After reviewing the independent auditor's report, the audit committee shall evaluate the auditor's qualifications, performance and independence. The audit committee shall consider the opinions of management and the general auditor in making such evaluation.

     As required by law, the audit committee shall assure the regular rotation of the lead and concurring audit partner, and consider whether there should be a regular rotation of the auditor itself.

     The independent auditor shall ascertain that the audit committee is made aware of and shall timely report to the audit committee all necessary accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the risks of using such alternative treatments, and inform the audit committee of other material written communications between the independent auditor and management.

                               INTERNAL AUDIT

     The general auditor of the Corporation shall directly report to the chairman of the audit committee, with administrative oversight provided by an appropriate executive officer of the Corporation. The audit committee will oversee the internal audit function and determine that the general auditor is establishing, maintaining and executing appropriate audit programs, policies and procedures that govern the examination and audit of the ledgers, records, procedures and operations of the Corporation and its affiliates.

                        FINANCIAL REPORTING OVERSIGHT

     In discharging its responsibilities to oversee governmental and public reporting of financial information, the audit committee shall:

1. Review and discuss the annual audited financial statements, footnotes and related disclosures included in the Corporation's annual report to stockholders and its annual report on Form 10-K with financial management, the independent auditor, and the general auditor prior to the release and filing of such documents.

     Review with the independent auditor the results of its annual examination of the financial statements, including their report thereon, and determine its satisfaction with the disclosures and content of the financial statements. This review shall cover discussion of all items required by generally accepted auditing standards regarding required communications with audit committees;

2. Ascertain that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements;

3. Review and discuss the quarterly financial results and information with financial management, the independent auditor, and the general auditor to determine that the independent auditor does not take exception to the disclosure and content of the financial statements on Form 10-Q, to determine that the results of any internal audit activity or regulatory reports were appropriately considered in preparing the financial statements, and to discuss any other matters required to be communicated to the audit committee by the independent auditor;

4. Review and discuss the types of presentation and information to be included in earnings press releases, and any additional financial information and earning guidance generally provided to analysts and rating agencies;

5. Inquire of management, the general auditor, and the independent auditor about significant risks or exposures and discuss guidelines and policies to govern the steps management has taken to minimize such risk to the Corporation;

6. Review and discuss the form and content of the certification documents for the quarterly reports on Form 10-Q and the annual report on Form 10-K with the general auditor, the independent auditor, the chief financial officer and the chief executive officer;

7. Review the basis for the disclosures made in the annual report to stockholders under the heading Management's Report on Internal Controls regarding the control environment of the Corporation and the annual filing required under the Federal
Deposit Insurance Corporation Improvement Act of 1991;

8. Prepare, review and approve the annual proxy disclosure regarding the activities and report of the audit committee for the year.